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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 1 to the Form S-3 Registration Statement of our report dated August 28, 1995, on FirsTier Financial, Inc. and Subsidiaries, included in First Bank System, Inc.'s Form 8-K/A filed August 30, 1995, and to all references to our firm included in this Registration Statement.



                                                 Arthur Andersen LLP

Omaha, Nebraska
 October 6, 1995